EXHIBIT 10(o)

                    AMENDMENT AND WAIVER TO CREDIT AGREEMENT

     AMENDMENT AND WAIVER TO CREDIT AGREEMENT, dated as of July31, 2000 (this "Amendment and Waiver"), among BOUNDLESS TECHNOLOGIES, INC. ( "Boundless Technologies"), BOUNDLESS MANUFACTURING SERVICES, INC. ("BMS"), MERINTA, INC. ("Merinta"; collectively with Boundless Technologies and BMS, the "Co-Borrowers"), BOUNDLESS ACQUISITION CORP. ("BAC") and BOUNDLESS CORPORATION ("BC; collectively, with BAC, the "Guarantors") and THE CHASE MANHATTAN BANK, SILICON VALLEY BANK and NATIONAL BANK OF CANADA (collectively, the "Banks") and THE CHASE MANHATTAN BANK, as agent for the Banks (in such capacity, the "Administrative Agent").

                                    RECITALS:

     A. The Co-Borrowers, the Guarantors, the Banks and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement and Guaranty, dated as of May 25, 2000 (the "Credit Agreement").

     B. The Co-Borrowers have requested that the Banks (a) amend certain provisions of the Credit Agreement and (b) waive compliance with certain provisions of the Credit Agreement, and the Banks have agreed to such amendments and waivers subject to the terms and conditions of this Amendment and Waiver.

     C. Any capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1.
                         AMENDMENTS TO CREDIT AGREEMENT

     The amendments set forth in this Amendment and Waiver shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Amendment and Waiver are hereby incorporated by reference into the Credit Agreement as if such terms were set forth in full therein.

     Section 1.1 Section 12.01(11) of the Credit Agreement is hereby amended in its entirety to provide as follows:

                "(11) the failure of BC (a) to realize (i) an aggregate of $5,000,000 in net proceeds from all Merinta Events occurring on or before September 15, 2000 or (ii) an aggregate of $12,000,000 in net proceeds from all Merinta Events or a Merinta Sale on or before October 15, 2000, or (b) to receive a commitment letter, on or before July 31, 2000, from an investor or investors wherein such investor or investors shall commit to make an equity infusion in an amount not less than $5,000,000 to Merinta no later than September 15, 2000."


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     Section 1.2 Section 14.07(d) of the Credit Agreement is hereby amended be deleting the reference on the second line thereof to the date "July 14, 2000" and replacing it with the date "September 15, 2000."

     Section 1.3 Section 14.07 of the Credit Agreement is hereby further amended by adding a new subsection "(f)" at the end thereof:

                "(f) Failure to Obtain Commitment re: Merinta Event. In the event that BC shall fail to obtain, on or prior to July 31, 2000, a commitment letter from an investor or investors wherein such investor or investors shall, among other things, commit to make an equity infusion in an amount not less than $5,000,000 to Merinta no later than September 15, 2000, then the Co-Borrowers and Guarantors shall execute and deliver to the Agent, within fifteen (15) days of the such failure, such documents as the Banks may require in order to change the structure of the loan transaction described in this Agreement to a "full dominion and control" asset-based loan transaction, including, without limitation, an amendment to this Agreement and such other documents as are customarily required in such asset-based loan transactions to permit the Banks to control the Collateral by way of lockbox agreements, blocked account agreements and such other documents that the Banks may reasonably require."

                                   ARTICLE 2.
                           WAIVERS TO CREDIT AGREEMENT

     Section 2.1 The Banks hereby waive compliance with Section 12.01 (Events of Default) and Section 14.07(d) (Failure to Complete Merinta Event or Merinta
Sale), solely with respect to the failure of BC to receive net proceeds of at least $5,000,000 from a Merinta Event or Merinta Sale by July 14, 2000.

     Section 2.2 The waivers set forth above are limited specifically to the matters set forth above and for the specific instances and purposes given and do not constitute directly or by implication a waiver or amendment of any other provision of the Credit Agreement or a waiver of any Default or Event of Default (except as contemplated by this Section 2) under the Credit Agreement.

                                   ARTICLE 3.
                           CONDITIONS TO EFFECTIVENESS


     Section 3.1 Conditions to Effectiveness. The amendments and waivers to the Credit Agreement described herein are subject to receipt by the Administrative Agent of the following items, each in form and substance satisfactory to the
Banks:

          (a) this Amendment and Waiver, duly executed by each Co-Borrower and each Guarantor;

          (b) the Merinta Warrants, substantially in the form of Exhibit K to the Credit Agreement, each duly executed by Merinta, entitling the Banks to acquire 25,000 shares of Merinta, in the aggregate, based upon each Bank's Pro Rata Share;


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          (c) an amendment fee of $75,000, to be distributed to the Banks based upon their Pro-Rata Share;

          (d) a certificate of the Secretary of each of the Co-Borrowers, BAC and BC dated as of the date hereof, certifying (A) the names and true signatures of the officers of such entity authorized to sign this Amendment and Waiver, the other Loan Documents and any other documents to be delivered by such entity under this Amendment, (B) that attached thereto is a true and a complete copy of resolutions adopted by the Board of Directors authorizing the execution, delivery and performance of this Amendment and Waiver and each other Loan Document to which it is a party and (C) that neither its Certificate of Incorporation nor By-laws have been amended since the Closing Date;

          (e) a certificate of a duly authorized officer of the Co-Borrowers stating that the representations and warranties in Article VIII of the Credit Agreement are true and correct on such date as though made on and as of such date and that no event has occurred and is continuing which constitutes a Default or Event of Default; and

          (f) such other documents, instruments, approvals, opinions and evidence as the Administrative Agent and the Banks may reasonably require.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

     Each Co-Borrower hereby represents and warrants to the Banks that:

     Section 4.1. Except to the extent previously disclosed in writing to the Banks, each of the representations and warranties set forth in Article VIII of the Credit Agreement is true as of the date hereof with respect to the Co-Borrower and, to the extent applicable, each Guarantor and each of their respective Subsidiaries and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety. In addition, in order to induce the Banks and the Administrative Agent to enter into this Amendment and Waiver, each Co-Borrower hereby covenants, represents and warrants to the Banks that since December 31, 1999 there has been no material adverse change in the business, operations, properties or financial condition of any Co-Borrower, any Guarantor or any of their respective Subsidiaries. Section

     4.2. To induce the Banks and the Administrative Agent to enter into this Amendment and Waiver and to continue to make advances to the Co-Borrowers pursuant to the Credit Agreement, as amended hereby, the Co-Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Co-Borrowers arising out of or with respect to any of the obligations of the Co-Borrowers and the Guarantors under the Credit Agreement.

     Section 4.3. Each Co-Borrower and each Guarantor has the corporate power and authority to enter into, perform and deliver this Amendment and Waiver and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment and Waiver and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized.


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     Section 4.4. This Amendment and Waiver and any other documents, agreements or instruments now or hereafter executed and delivered to the Banks by the Co-Borrowers and the Guarantors in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Co-Borrowers and the Guarantors, each of which is and shall be enforceable against Co-Borrowers and the Guarantors, as applicable, in accordance with their respective terms.

     Section 4.5. No representation, warranty or statement by the Co-Borrowers and the Guarantors contained herein or in any other document to be furnished by the Co-Borrowers and the Guarantors in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

     Section 4.6. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment and Waiver, or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.


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                                   ARTICLE 5.
                                  MISCELLANEOUS

     Section 5.1. This Amendment and Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment and Waiver by signing (either original or via facsimile) any such counterpart.

     Section 5.2. This Amendment and Waiver shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the day and year first above written.

                                 BOUNDLESS TECHNOLOGIES, INC.


                                 By: /s/ JOSEPH GARDNER
                                    -------------------------------------
                                    Name:  Joseph Gardner
                                    Title: Vice President

                                 BOUNDLESS MANUFACTURING SERVICES, INC.


                                 By: /s/ JOSEPH GARDNER
                                    -------------------------------------
                                    Name:  Joseph Gardner
                                    Title: Vice President

                                 MERINTA, INC.


                                 By: /s/ JOSEPH GARDNER
                                    -------------------------------------
                                    Name:  Joseph Gardner
                                    Title: Vice President

                                 BOUNDLESS ACQUISITION CORP.


                                 By: /s/ JOSEPH GARDNER
                                    -------------------------------------
                                    Name:  Joseph Gardner
                                    Title: Vice President



                                 BOUNDLESS ACQUISITION CORP.


                                 By: /s/ JOSEPH GARDNER
                                    -------------------------------------
                                    Name:  Joseph Gardner
                                    Title: Vice President


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                                 THE CHASE MANHATTAN BANK,
                                   as a Bank and as Administrative Agent


                                 By: /s/ WILLIAM DeMILT
                                    -------------------------------------
                                    Name:  William DeMilt
                                    Title: Vice President

                                 SILICON VALLEY NATIONAL BANK,
                                   as a Bank


                                 By: /s/ SHEILA COLSON
                                    -------------------------------------
                                    Name:  Sheila Colson
                                    Title:

                                 NATIONAL BANK OF CANADA,
                                   as a Bank


                                 By: /s/ JAMES DRUM
                                    -------------------------------------
                                    Name:  James Drum
                                    Title: Vice President


                                 By: /s/
                                    -------------------------------------
                                    Name:
                                    Title:



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